                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use in this registration statement of our report dated January 14, 1999 included herein and to all references to our Firm included in this registration statement.


                                          ARTHUR ANDERSEN LLP

                                          ARTHUR ANDERSEN LLP

Detroit, Michigan

February 2, 1999